Exhibit 21
List of Subsidiaries
AAPOP 2, L.P., a Delaware limited partnership
B Chestnut LP, a Delaware limited partnership
BDN 250 King of Prussia I, LP, a Delaware limited partnership
BDN 250 King of Prussia II, LP, a Delaware limited partnership
BDN Four Points LP, a Delaware limited partnership
BDN Four Points Land LP, a Delaware limited partnership
BDN Four Points Preserve LP, a Delaware limited partnership
BDN Millennium LP, a Delaware limited partnership
BDNNOVA Momentum LP, a Delaware limited partnership
BDN Old Eagle School I, LP, a Delaware limited partnership
BDN Old Eagle School II, LP, a Delaware limited partnership
BDN Old Eagle School III, LP, a Delaware limited partnership
BDN Old Eagle School IV, LP, a Delaware limited partnership
BDN Old Eagle School V, LP, a Delaware limited partnership
BDN Old Eagle School VI, LP, a Delaware limited partnership
BDN Old Eagle School VII, LP, a Delaware limited partnership
BDN Quarry Lake II, LP, a Delaware limited partnership
BDN Radnor Hospitality Property I, LP, a Delaware limited partnership
BDN Radnor Hospitality Property II, LP, a Delaware limited partnership
BDN Radnor Property I, LP, a Delaware limited partnership
BDN Radnor Property II, LP, a Delaware limited partnership
BDN Real Estate Fund I LP, a Delaware limited partnership
Bellet Holding GP, LP, a Delaware limited partnership

Brandywine Acquisition Partners LP, a Delaware limited partnership
Brandywine Austin Properties I LP, a Texas limited partnership
Brandywine Byberry LP, a Delaware limited partnership
Brandywine Cira Chestnut I LP. a Delaware limited partnership
Brandywine Cira Garage I LP, a Delaware limited partnership
Brandywine Cira, L.P., a Pennsylvania limited partnership
Brandywine Cira South LP, a Delaware limited partnership
Brandywine Cira Walnut I LP, a Delaware limited partnership
Brandywine Commerce I LP, a Delaware limited partnership
Brandywine Commerce II LP, a Delaware limited partnership
Brandywine F.C., L.P., a Pennsylvania limited partnership
Brandywine Garza Office I, LP, a Delaware limited partnership
Brandywine Garza Office II, LP, a Delaware limited partnership
Brandywine Garza Office III, LP, a Delaware limited partnership
Brandywine Grande B, L.P., a Delaware limited partnership
Brandywine Grande C, L.P., a Delaware limited partnership
Brandywine Greensboro Drive LP, a Delaware limited partnership
Brandywine International Drive LP, a Delaware limited partnership
Brandywine Industrial Partnership, L.P., a Delaware limited partnership
Brandywine Metroplex, L.P., a Pennsylvania limited partnership
Brandywine Midatlantic, LP, a Delaware limited partnership
Brandywine Office Investors LP, a Delaware limited partnership
Brandywine Operating Partnership, L.P., a Delaware limited partnership
Brandywine Opportunity Fund, LP, a Delaware limited partnership
Brandywine P.M., L.P., a Pennsylvania limited partnership

Brandywine Properties Management LP, a Texas limited partnership
Brandywine TB Florig, L.P., a Pennsylvania limited partnership
Brandywine TB I, L.P., a Pennsylvania limited partnership
Brandywine TB II, L.P., a Pennsylvania limited partnership
Brandywine TB VI, L.P., a Pennsylvania limited partnership
Brandywine TB VII, L.P., a Pennsylvania limited partnership
Brandywine Wood Oak LP, a Delaware limited partnership
Brandywine 145 King of Prussia, LP, a Pennsylvania limited partnership
Brandywine 1177 Beltline Associates, L.P., a Texas limited partnership
Brandywine 3001-3003 JFK, LP, a Delaware limited partnership
Brandywine 3001-3003 JFK II, LP, a Delaware limited partnership
Brandywine 3025 JFK, LP, a Delaware limited partnership
Brandywine 3025 Market, LP, a Pennsylvania limited partnership
Brandywine 3151 Market, LP, a Delaware limited partnership
BT Plymouth LP, a Delaware limited partnership
C/N Leedom Limited Partnership II, a Pennsylvania limited partnership
Commerce Square Partners – Philadelphia Plaza, L.P., a Delaware limited partnership
Concord Airport Plaza Associates, LP, a California limited partnership
Cooperative Way Metro Owner LLC, a Delaware limited liability company
Eight/Oliver Brandywine Partner, L.P., a Pennsylvania limited partnership
e-Tenants.com Holding, L.P., a Pennsylvania limited partnership
Five/Oliver Brandywine Partner, L.P., a Pennsylvania limited partnership
Four Tower Bridge Associates, a Pennsylvania limited partnership
G&I VII Barton Creek LP, a Delaware limited partnership
G&I VII Barton Skyway LP, a Delaware limited partnership

G&I VII Cielo, LP a Delaware limited partnership
G&I VII Encino Trace I LP, a Delaware limited partnership
G&I VII Encino Trace II LP, a Delaware limited partnership
G&I VII Four Points LP, a Delaware limited partnership
G&I VII Lantana, LP a Delaware limited partnership
G&I VII River Place LP, a Delaware limited partnership
Iron Run Limited Partnership V, a Pennsylvania Limited Partnership
Newtech IV Limited Partnership, a Pennsylvania limited partnership
New Two Logan, LP, a Pennsylvania limited partnership
OLS Office Partners, L.P., a Delaware limited partnership
One Rockledge Associates Limited Partnership, a Massachusetts limited partnership
Philadelphia Plaza – Phase II LP, a Pennsylvania limited partnership
Radnor Center Associates, a Pennsylvania limited partnership
Radnor Properties Associates-II, L.P., a Pennsylvania limited partnership
Radnor Properties-SDC, L.P., a Delaware limited partnership
Radnor Properties-200 RC Holdings, L.P., a Delaware limited partnership
Radnor Properties-200 RC, L.P., a Delaware limited partnership
Radnor Properties-201 KOP, L.P., a Delaware limited partnership
Radnor Properties-555 LA, L.P., a Delaware limited partnership
TB-BDN Plymouth Apartments, LP, a Delaware limited partnership
TB-BDN Plymouth Apartments Holdings, LP, a Delaware limited partnership
Two Logan Holdings LP, a Pennsylvania limited partnership
Two Logan Square Associates, a Pennsylvania limited partnership
Tower Bridge Inn Associates, a Pennsylvania limited partnership
Witmer Operating Partnership I, L.P., a Delaware limited partnership

405 Colorado Holdings LP, a Delaware limited partnership
618 Market Street LP, a Delaware limited partnership
1919 Market Street LP, a Delaware limited partnership
2100 Market Street LP, a Delaware limited partnership
2928 Walton Road LP, a Pennsylvania limited partnership
3000 Market LP, a Delaware limited partnership
3020 Market Holding LP, a Delaware limited partnership
3020 Market Operating LP, a Delaware limited partnership
Interstate Center Associates, a Virginia general partnership
Plymouth TFC, General Partnership, a Pennsylvania general partnership
Campus Crest at Philadelphia, GP, a Delaware general partnership
1919 Market Street Ventures, a Delaware general partnership
BDN Management Inc., a Delaware corporation
Brandywine Holdings, I, Inc., a Pennsylvania corporation
Brandywine Properties I Limited Inc., a Delaware corporation
Brandywine Realty Services Corporation, a Pennsylvania corporation
Brandywine Resources I Inc., a Delaware corporation
Southpoint Land Holdings, Inc., a Pennsylvania corporation
Valleybrooke Land Holdings, Inc., a Pennsylvania corporation
B Chestnut GP LLC, a Delaware limited liability company
BCC 1010 Wayne Avenue LLC, a Delaware limited liability company
BCC 1100 Wayne Avenue LLC, a Delaware limited liability company
BCC 8484 Georgia Avenue LLC, a Delaware limited liability company
BDN 250 King of Prussia II GP, LLC, a Delaware limited liability company
BDN 250 King of Prussia Holding Company, LLC, a Delaware limited liability company

BDN 3025 JFK Development, LLC, a Delaware limited liability company
BDN Austin Properties LLC, a Delaware limited liability company
BDN Austin Properties II LLC, a Delaware limited liability company
BDN Brokerage LLC, a Pennsylvania limited liability company
BDN Cira Labs LLC, a Delaware limited liability company
BDN Four Points GP LLC, a Delaware limited liability company
BDN Four Points Land GP LLC, a Delaware limited liability company
BDN Four Points Preserve GP LLC, a Delaware limited liability company
BDN GC Services LLC, a Delaware limited liability company
BDN GP Real Estate Fund I LLC, a Delaware limited liability company
BDN Investment Holdings, LLC, a Delaware limited liability company
BDN Lending, LLC, a Pennsylvania limited liability company
BDN Management Holdings, LLC, a Delaware limited liability company
BDN Millennium GP, LLC, a Delaware limited liability company
BDN Millennium Holding Company, LLC, a Delaware limited liability company
BDN NoMA LLC, a Delaware limited liability company
BDN Old Eagle School I GP, LLC, a Delaware limited liability company
BDN Old Eagle School II GP, LLC, a Delaware limited liability company
BDN Old Eagle School III GP, LLC, a Delaware limited liability company
BDN Old Eagle School IV GP, LLC, a Delaware limited liability company
BDN Old Eagle School V GP, LLC, a Delaware limited liability company
BDN Old Eagle School VI GP, LLC, a Delaware limited liability company
BDN Old Eagle School VII GP, LLC, a Delaware limited liability company
BDN Properties I LLC, a Delaware limited liability company
BDN Quarry Lake II GP, LLC, a Delaware limited liability company

BDN Radnor Holding Company, LLC, a Delaware limited liability company
BDN Radnor Hospitality Holding Company, LLC, a Delaware limited liability company
BDN Radnor Hospitality Property II GP, LLC, a Delaware limited liability company
BDN Radnor Property II GP, LLC, a Delaware limited liability company
BDN Venture LLC, a Delaware limited liability company
BDN-West Elm Holding LLC, a Pennsylvania limited liability company
BDNSY Mezz Sub, LLC, a Delaware limited liability company
Bellet GP, LLC, a Delaware limited liability company
Bellet, LLC, a Delaware limited liability company
BOI Pacific Ridge LLC, a Delaware limited liability company
Brandywine Austin LLC, a Delaware limited liability company
Brandywine Austin I LLC, a Delaware limited liability company
Brandywine Austin Properties LLC, a Delaware limited liability company
Brandywine Bergstrom LLC, a Delaware limited liability company
Brandywine Boulders, LLC, a Delaware limited liability company
Brandywine Brokerage Services, LLC, A New Jersey limited liability company
Brandywine Byberry LLC, a Delaware limited liability company
Brandywine Calverton LLC, a Delaware limited liability company
Brandywine Charlottesville LLC, a Virginia limited liability company
Brandywine Cira Brokerage LLC, d Delaware limited liability company

Brandywine Cira Chestnut LLC, a Delaware limited liability company

Brandywine Cira Garage LLC, a Delaware limited liability company

Brandywine Cira Garage Holding LLC, a Delaware limited liability company
Brandywine Cira Garage Holding MM LLC, a Delaware limited liability company
Brandywine Cira, LLC, a Pennsylvania limited liability company
Brandywine Cira PO Developer LLC, a Delaware limited liability company
Brandywine Cira South GP LLC, a Delaware limited liability company
Brandywine Cira Walnut LLC, a Delaware limited liability company
Brandywine Commerce I GP LLC, a Delaware limited liability company

Brandywine Commerce II GP LLC, a Delaware limited liability company

Brandywine Continental LLC, a Delaware limited liability company
Brandywine Dabney, L.L.C., a Delaware limited liability company
Brandywine F.C., L.L.C., a Pennsylvania limited liability company
Brandywine Garza, LLC., a Delaware limited liability company
Brandywine Garza Office I GP, LLC, a Delaware limited liability company
Brandywine Garza Office II GP, LLC, a Delaware limited liability company
Brandywine Garza Office III GP, LLC, a Delaware limited liability company
Brandywine Gateway LLC, a NJ limited liability company
Brandywine Grande B, L.L.C., a Delaware limited liability company
Brandywine Grande C LLC, a Delaware limited liability company
Brandywine Interstate 50, L.L.C., a Delaware limited liability company
Brandywine Lake Merritt LLC, a Delaware limited liability company
Brandywine - Main Street, LLC, a Delaware limited liability company
Brandywine Metroplex LLC., a Pennsylvania limited liability company
Brandywine Midatlantic, LLC, a Delaware limited liability company

Brandywine One Logan LLC, a Pennsylvania limited liability company
Brandywine One Rodney Square, L.L.C., a Delaware limited liability company
Brandywine P.M., L.L.C., a Pennsylvania limited liability company
Brandywine Piazza, L.L.C., a New Jersey limited liability company
Brandywine Plaza Ridge I, LLC, a Delaware limited liability company
Brandywine Plaza 1000, L.L.C., a New Jersey limited liability company
Brandywine Promenade, L.L.C., a New Jersey limited liability company
Brandywine Radnor 200 Holdings LLC, a Delaware limited liability company
Brandywine Radnor Center LLC, a Pennsylvania limited liability company
Brandywine Research LLC, a Delaware limited liability company
Brandywine TB Florig, LLC, a Pennsylvania limited liability company
Brandywine TB I, L.L.C., a Pennsylvania limited liability company
Brandywine TB I, GP L.L.C., a Pennsylvania limited liability company
Brandywine TB VI, L.L.C., a Pennsylvania limited liability company
Brandywine TB VII, L.L.C., a Pennsylvania limited liability company
Brandywine Tysons LLC, a Delaware limited liability company
Brandywine Wisconsin Avenue Financing LLC, a Delaware limited liability company
Brandywine Witmer, L.L.C., a Pennsylvania limited liability company
Brandywine 55 US Avenue LLC, a New Jersey limited liability company
Brandywine 145 King of Prussia, LLC, a Pennsylvania limited liability company
Brandywine 300 Delaware, LLC, a Delaware limited liability company
Brandywine 1177 Beltline Associates GP, LLC, a Delaware limited liability company
Brandywine 2201 Co-Way LLC a Delaware limited liability company
Brandywine 2201 Co-Way II LLC, a Delaware limited liability company
Brandywine 3001 Market, LLC, a Delaware limited liability company

Brandywine 3001-3003 HoldCo, LLC, a Delaware limited liability company
Brandywine 3001-3003 JFK II, LLC, a Delaware limited liability company
Brandywine 3025 JFK II, LLC, a Delaware limited liability company
Brandywine 3025 JFK II REIT, LLC, a Delaware limited liability company
Brandywine 3025 JFK Holdings II, LLC, a Delaware limited liability company
Brandywine 3025 Market Holdings, LLC, a Delaware limited liability company
Brandywine 3151 Market GP, LLC, a Delaware limited liability company
BRE/Logan I, L.L.C., a Delaware limited liability company
BRE/Logan II, L.L.C., a Delaware limited liability company
BRE/Logan III, L.L.C., a Delaware limited liability company
BT Plymouth GP, LLC, a Delaware limited liability company
Chestnut Venture LLC, a Delaware limited liability company
Christiana Center Operating Company I LLC, a Delaware limited liability company
Christiana Center Operating Company II LLC, a Delaware limited liability company
Christiana Center Operating Company III LLC, a Delaware limited liability company
e-Tenants LLC, a Delaware limited liability company
G&I VI 7150 Windsor MZ LLC, a Delaware limited liability company
G&I VI 7310 Tilghman MZ LLC, a Delaware limited liability company
G&I VI 7310 Tilghman FE LLC, a Delaware limited liability company
G&I VI 7248 Tilghman GP LLC, a Delaware limited liability company
G&I VI 7248 Tilghman LP LLC, a Delaware limited liability company
G&I VI 6575 Snowdrift GP LLC, a Delaware limited liability company
G&I VI 6575 Snowdrift LP LLC, a Delaware limited liability company
G&I VI 7350 Tilghman MZ LLC, a Delaware limited liability company
G&I VI 655/755 Business Center MZ LLC, a Delaware limited liability company

G&I VI 655/755 Business Center FE LLC, a Delaware limited liability company
G&I VI 1155 Business Center MZ LLC, a Delaware limited liability company
G&I VI 1155 Business Center FE LLC, a Delaware limited liability company
G&I VI 700/800 Business Center MZ LLC, a Delaware limited liability company
G&I VI 700/800 Business Center FE LLC, a Delaware limited liability company
G&I VI 630 Dresher MZ LLC, a Delaware limited liability company
G&I VI 630 Dresher FE LLC, a Delaware limited liability company
G&I VI 650 Dresher MZ LLC, a Delaware limited liability company
G&I VI 650 Dresher FE LLC, a Delaware limited liability company
G&I VI 300 Welsh 1/2 MZ LLC, a Delaware limited liability company
G&I VI 300 Welsh 1/2 FE LLC, a Delaware limited liability company
G&I VI One Greenwood MZ LLC, a Delaware limited liability company
G&I VI One Greenwood FE LLC, a Delaware limited liability company
G&I VI Two Greenwood MZ LLC, a Delaware limited liability company
G&I VI Two Greenwood FE LLC, a Delaware limited liability company
G&I VI Three Greenwood MZ LLC, a Delaware limited liability company
G&I VI Three Greenwood FE LLC, a Delaware limited liability company
G&I VI 500 Office Center MZ LLC, a Delaware limited liability company
G&I VI 500 Office Center FE LLC, a Delaware limited liability company
G&I VI 501 Office Center MZ LLC, a Delaware limited liability company
G&I VI 501 Office Center FE LLC, a Delaware limited liability company
G&I VI 321/323 Norristown MZ LLC, a Delaware limited liability company
G&I VI 321/323 Norristown FE LLC, a Delaware limited liability company
G&I VI 220 Commerce MZ LLC, a Delaware limited liability company
G&I VI 220 Commerce FE LLC, a Delaware limited liability company

G&I VI 520 Virginia MZ LLC, a Delaware limited liability company
G&I VI 520 Virginia FE LLC, a Delaware limited liability company
G&I VI Interchange Office LLC, a Delaware limited liability company
G&I VII Austin Office LLC, a Delaware limited liability company
G&I VII Barton Creek GP LLC, a Delaware limited liability company
G&I VII Barton Skyway GP LLC, a Delaware limited liability company
G&I VII Cielo GP LLC, a Delaware limited liability company
G&I VII Encino Trace I GP LLC, a Delaware limited liability company
G&I VII Encino Trace II GP LLC, a Delaware limited liability company
G&I VII Four Points GP LLC, a Delaware limited liability company
G&I VII Lantana GP LLC, a Delaware limited liability company
G&I VII River Place GP LLC, a Delaware limited liability company
Gateway EH, LLC, a New Jersey limited liability company
Gateway EH 4/5, LLC, a New Jersey limited liability company
HSRE-Campus Crest IX, LLC, a Delaware limited liability company
MAP Ground Lease Venture LLC, a Delaware limited liability company
MAP Mezzanine Borrower LLC, a Delaware limited liability company
MAP Ground Lease Owner LLC, a Delaware limited liability company
Mid-Atlantic Property Holdings LLC, a Delaware limited liability company
New Two Logan GP, LLC, a Pennsylvania limited liability company
OCS/TCS Services, LLC, a Delaware limited liability company
OCS TRS, LLC, a Delaware limited liability company
One Commerce Square REIT LLC
PA-MD NNN Berwyn Park, LLC, a Delaware limited liability company
PA-MD NNN Office JV, LLC, a Delaware limited liability company

PA-MD NNN Office Mezz, LLC, a Delaware limited liability company
PA-MD NNN Office Research, LLC, a Delaware limited liability company
PA-MD NNN Office Southpoint, LLC, a Delaware limited liability company
Radnor GP, L.L.C., a Delaware limited liability company
Radnor GP-SDC, L.L.C., a Delaware limited liability company
Radnor GP-200 RC, L.L.C., a Delaware limited liability company
Radnor GP-201 KOP, L.L.C., a Delaware limited liability company
Radnor GP-555 LA, L.L.C., a Delaware limited liability company
PJP Building Two, L.C., a Virginia limited liability company
PJP Building Six, L.C., a Virginia limited liability company
PJP Building Seven, L.C., a Virginia limited liability company
TB-BDN Plymouth Apartments Holdings GP, LLC, a Delaware limited liability company
TCS TRS, LLC, a Delaware limited liability company
Two Commerce Square REIT LLC, a Delaware limited liability company
Walnut Street Hospitality LLC, a Delaware limited liability company
3 Logan LLC, a Delaware limited liability company
25 M Street Holdings LLC, a Delaware limited liability company
405 Colorado Holdings GP LLC a Delaware limited liability company
618 Market Holdco General Partner LLC, a Delaware limited liability company
618 Market Mezz Holdco LLC, a Delaware limited liability company
720 Blair Mill Road LLC, a Delaware limited liability company
1919 Market Holdco General LLC, a Delaware limited liability company
2100 Market Holdco General Partner LLC, a Delaware limited liability company
2100 Market Mezz Holdco LLC, a Delaware limited liability company
2251 Corporate Park Metro Owner LLC, a Delaware limited liability company

2291 Wood Oak Metro Owner LLC, a Delaware limited liability company
2411 Dulles Corner Metro Owner LLC, a Delaware limited liability company
2355 Dulles Corner Metro Owner LLC, a Delaware limited liability company
2928 Walton LLC, a Delaware limited liability company
3000 Market Mezz LLC, a Delaware limited liability company
3000 Market Mezz Holdco LLC, a Delaware limited liability company
3000 Market Holdco General Partner, LLC, a Delaware limited liability company
3020 Market Holding GP LLC, a Delaware limited liability company
3025 JFK TRS LLC, a Delaware limited liability company
3130 Fairview LLC, a Delaware limited liability company
3141 Fairview LLC, a Delaware limited liability company
4040 LLC, a Virginia limited liability company
4040 Wilson LLC, a Delaware limited liability company
51 N 50 Patterson Holdings, L.L.C., a Delaware limited liability company
51 N 50 Patterson Corporate Member, L.L.C., a Delaware limited liability company
13880 Dulles Corner Metro Owner LLC, a Delaware limited liability company
13825 Sunrise Valley Metro Owner LLC, a Delaware limited liability company
1000 Chesterbrook Boulevard Partnership, a Pennsylvania general partnership
Atlantic American Properties Trust, a Maryland real estate investment trust
BOI Herndon Trust, a Maryland real estate investment trust
BOI President’s Plaza Trust, a Maryland real estate investment trust
BOI Rancho Bernardo Bluffs Trust, a Maryland real estate investment trust
Brandywine Capital Trust I, a Delaware statutory trust
Brandywine Capital Trust II, a Delaware statutory trust
Broadmoor Austin Associates, a Texas joint venture

Coppel Associates, a Texas joint venture
Seven Tower Bridge Associates, a Pennsylvania limited partnership
Brandywine – AI Venture LLC, a Delaware limited liability company
G&I VI Interchange Office LLC, a Delaware limited liability company
G&I VII Austin Office LLC, a Delaware limited liability company
Herndon Innovation Center Metro Portfolio Venture LLC, a Delaware limited liability company
Iron Run Venture II LLC, a Delaware limited liability company
One Rockledge Associates Limited Partnership, a Massachusetts limited partnership